UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BAC Capital Trust XIII

BAC Capital Trust XIV

(Name of Registrant as Specified in its Charter)

Bank of America Corporation

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

December 1, 2011

Dear Preferred HITS Holder:

Bank of America Corporation (“Bank of America,” “we,” “us” or “our”), the sponsor of each of BAC Capital Trust XIII and BAC Capital Trust XIV (each, a “Trust” and collectively, the “Trusts”), is soliciting consents to amend the Amended and Restated Declaration of Trust of each Trust (the “Declaration of Trust”). The consent of the holders of at least a majority in aggregate liquidation amount outstanding of the Preferred HITS of each Trust is required for the amendments to the Declaration of Trust for such Trust.

We are soliciting your consent to the amendments to the Declaration of Trust under which your Preferred HITS were issued in order to permit us (or our affiliates) to exchange any Preferred HITS that we (or our affiliates) may acquire for a like amount of the underlying junior subordinated notes and stock purchase contracts of Bank of America held by each Trust.

If we obtain valid consents from the holders of record (as of the record date) of at least a majority in aggregate liquidation amount outstanding of the Preferred HITS of a Trust, and you are a record holder (as of the record date) of the Preferred HITS of such Trust who has delivered a valid consent in respect of such securities before the consent solicitation expires, and the other conditions to the consent solicitation in respect of the Preferred HITS of such Trust are satisfied or waived by us, we will pay you a fee equal to $2.50 in cash for each $1,000 in liquidation amount of such Preferred HITS.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement, which describes the terms of the proposed amendments to the Declarations of Trust. This Consent Solicitation Statement is being sent to all holders of the Preferred HITS of each Trust on or about December 1, 2011. Also enclosed you will find our Letter of Consent and return envelope. Please complete the Letter of Consent and return it by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of D.F. King & Co., Inc., our Information and Tabulation Agent, set forth on the back cover of the accompanying Consent Solicitation Statement. Consents must be submitted to the Information and Tabulation Agent by 5:00 p.m., New York City time, on December 7, 2011. We may extend the time and date by which consents must be submitted, and may do so for the consent solicitation in respect of the Preferred HITS of one Trust without doing so for the consent solicitation in respect of the Preferred HITS of the other Trust.

Your response to this solicitation is important. Failure to return the enclosed Letter of Consent will have the same effect as a vote against approval of the proposed amendments to the Declaration of Trust under which your Preferred HITS were issued.

Sincerely,

Bank of America Corporation

CONSENT SOLICITATION STATEMENT

BANK OF AMERICA CORPORATION

Solicitation of Consents from the Holders of

BAC Capital Trust XIII’s Floating Rate Preferred Hybrid Income Term Securities

and

BAC Capital Trust XIV’s 5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities

THE CONSENT SOLICITATION IN RESPECT OF THE PREFERRED HITS OF EACH TRUST WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7, 2011 UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). CONSENTS MAY BE REVOKED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH HEREIN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

Subject to the terms and conditions set forth in this Consent Solicitation Statement (the “Consent Solicitation Statement”) and the accompanying Letter of Consent (the “Letter of Consent,” and together with the Consent Solicitation Statement, the “Consent Documents”), Bank of America Corporation (“Bank of America,” “we,” “us” or “our”), sponsor of the trusts listed in the table below (each, a “Trust” and collectively, the “Trusts”), is soliciting consents (“Consents,” and the solicitation thereof, the “Consent Solicitation”) from the Holders (as defined herein) of record as of 5:00 p.m., New York City time, on November 30, 2011 (the “Record Date”), of the outstanding preferred hybrid income term securities issued by each Trust and described in the table below (collectively, the “Preferred HITS”), to certain proposed amendments to the amended and restated declaration of trust (the “Declaration of Trust”) of such Trust.

The purpose of the proposed amendments to each Declaration of Trust with respect to which Consents are being sought is to allow us to exchange any Preferred HITS that we or our affiliates may acquire for a like amount of the underlying junior subordinated notes and stock purchase contracts of Bank of America held by the applicable Trust, following which the applicable Trust would cancel such exchanged Preferred HITS (the “Proposed Amendments”). The Proposed Amendments also would authorize the appropriate trustees of each Trust to amend the related collateral agreement and stock purchase contract agreement as necessary to facilitate such exchanges, and provide for the subsequent cancellation of such stock purchase contracts. If Consents from Holders or their duly designated proxies in respect of at least a majority in aggregate liquidation amount outstanding of Preferred HITS of a particular Trust (the “Requisite Consents”) (which corresponds to at least a majority of the Preferred HITS of such Trust) are received in accordance with the instructions contained in the Consent Documents on or prior to the Expiration Date, and not validly revoked, and the other conditions to the Consent Solicitation in respect of such Preferred HITS are satisfied or waived by us, we will, promptly following the Expiration Date, pay to each Holder or its duly designated proxy from whom Consents in respect of such Preferred HITS are so received, a consent fee (the “Consent Fee”) equal to $2.50 in cash for each $1,000 in liquidation amount of such Preferred HITS. Payment of the Consent Fee for the Preferred HITS is subject to satisfaction or waiver of certain conditions described herein. Such payment in respect of Preferred HITS of one Trust is not conditioned on the receipt of the Requisite Consents for the Preferred HITS of the other Trust. We reserve the right, subject to applicable law, to terminate the Consent Solicitation in respect of the Preferred HITS of either Trust for any reason, in which case we will not be required to pay the Consent Fee to any Holder of such Preferred HITS.

The table below sets forth certain information regarding the Preferred HITS of each Trust that are the subject of this Consent Solicitation.

CUSIP	Issuing Trust	Title of Securities	Aggregate Liquidation Amount Outstanding	Liquidation Amount per Security	Consent Fee (1)
05518UAA5	BAC Capital Trust XIII	Floating Rate Preferred Hybrid Income Term Securities	$700,000,000	$1,000	$2.50

05518VAA3	BAC Capital Trust XIV	5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities	$850,000,000	$1,000	$2.50

(1)	Per stated liquidation amount of security.

Requests for assistance in completing and delivering Letters of Consent, or for additional copies of this Consent Solicitation Statement or the Letter of Consent, should be directed to D.F. King & Co., Inc. (the “Information and Tabulation Agent”), at the address or telephone numbers set forth on the back cover of this Consent Solicitation Statement.

Important Notice Regarding the Availability of Consent Documents

The Consent Documents are available at www.dfking.com/bofa2

The Solicitation Agent for the Consent Solicitation is:

BofA Merrill Lynch

December 1, 2011

This Consent Solicitation Statement does not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable securities or “blue sky” laws. Holders residing outside the United States who wish to deliver Consents must satisfy themselves as to their full observance of the laws of the relevant jurisdiction in connection therewith. If we become aware of any state or foreign jurisdiction where the making of the Consent Solicitation is prohibited, we will make a good faith effort to comply with the requirements of any such state or foreign jurisdiction. If, after such effort, we cannot comply with the requirements of any such state or foreign jurisdiction, the Consent Solicitation will not be made to (and Consents will not be accepted from or on behalf of) Holders in such state or foreign jurisdiction.

i

IMPORTANT INFORMATION

Only Holders of the Preferred HITS of a particular Trust as of the Record Date, or their duly designated proxies, are eligible to Consent to the Proposed Amendments to the Declaration of Trust governing such Trust. Any Holder desiring to Consent in respect of such Holder’s Preferred HITS should complete and sign the Letter of Consent (or a facsimile thereof) in accordance with the instructions set forth in the Consent Documents and deliver such manually signed Letter of Consent (or a manually signed facsimile thereof) by registered or certified mail, hand delivery, overnight courier or facsimile (confirmed by telephone), to the Information and Tabulation Agent at its address or facsimile number set forth on the back cover of this Consent Solicitation Statement on or prior to the Expiration Date and not validly revoke such Letter of Consent. Delivery of a Letter of Consent will be deemed made only when actually received by the Information and Tabulation Agent. No Letter of Consent should be delivered to any person other than the Information and Tabulation Agent.

Beneficial owners whose Preferred HITS are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee, as the Holder of such Preferred HITS, if they desire to deliver Letters of Consent with respect to the Preferred HITS so registered and instruct the nominee to deliver a Letter of Consent on the beneficial owner’s behalf on or prior to the Expiration Date. See “The Consent Solicitation—Procedures for Participating in the Consent Solicitation.” For purposes of the Consent Solicitation in respect of the Preferred HITS of a particular Trust, The Depository Trust Company (“DTC”) is expected to grant an omnibus proxy authorizing the DTC participants (“DTC Participants”) set forth in the DTC position listing as of the Record Date to Consent to the Proposed Amendments with respect to the liquidation amount of the applicable Preferred HITS shown as owned by such DTC Participant on the books of DTC on the Record Date as if they were Holders of such Preferred HITS held of record in the name of DTC or its nominee. A beneficial owner of an interest in Preferred HITS held through a DTC Participant must properly instruct such DTC Participant sufficiently in advance of the Expiration Date to cause a Letter of Consent to be delivered by such DTC Participant with respect to the Proposed Amendments to the applicable Declaration of Trust.

We have no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting Consents in the Consent Solicitation. In addition, none of the Solicitation Agent, which is an affiliate of Bank of America, the Information and Tabulation Agent or any broker, dealer, salesperson, agent or any other person is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Consent Solicitation. The Solicitation Agent and our officers, directors and employees may solicit Consents from Holders of the Preferred HITS and answer inquiries concerning the Preferred HITS, but they will not receive additional compensation for soliciting Consents or answering any such inquiries.

You should rely only on the information contained in this Consent Solicitation Statement or to which this Consent Solicitation Statement refers you. We have not authorized anyone to provide you with different information. You should not assume that the information provided in this Consent Solicitation Statement is accurate as of any date other than the date of this Consent Solicitation Statement. The delivery of this Consent Solicitation Statement at any time does not, under any circumstances, create any implication that there has been no change in the information set forth in this Consent Solicitation Statement or in the affairs of Bank of America or any of its subsidiaries or affiliates since the date of this Consent Solicitation Statement.

The sale or transfer of Preferred HITS after the Record Date will not have the effect of revoking any Consent in respect thereof theretofore validly given by a Holder, and each properly completed and executed and validly delivered Letter of Consent will be counted notwithstanding any transfer of the Preferred HITS to which such Letter of Consent relates, unless the procedure for revoking Consents described herein and in the Letter of Consent has been followed.

None of Bank of America Corporation, the Solicitation Agent, the Information and Tabulation Agent, any trustees of the Trusts or any of their affiliates is making any recommendation as to whether you should Consent. You must make your own decision after reading this Consent Solicitation Statement.

WHERE YOU CAN FIND MORE INFORMATION

Bank of America files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of the documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings also are available to the public from the SEC’s web site at http://www.sec.gov.

You may request a copy of these filings, or a copy of the applicable Declaration of Trust, at no cost, by writing or telephoning Bank of America at the following address:

Bank of America Corporation

Fixed Income Investor Relations

100 North Tryon Street

Charlotte, North Carolina 28255

Toll Free: (866) 607-1234

Intl.: (212) 449-6795

Email: fixedincomeir@bankofamerica.com

FORWARD-LOOKING STATEMENTS

Certain statements in this Consent Solicitation Statement may constitute “forward-looking statements.” Generally, forward-looking statements are not based on historical facts but instead represent only Bank of America’s and management’s beliefs regarding future events. You may find these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended December 31, 2010, and in our quarterly report on Form 10-Q for the period ended June 30, 2011, under the caption “Item 1A. Risk Factors.” See “Where You Can Find More Information” above for information about how to obtain a copy of our annual and quarterly reports. You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

SUMMARY

This summary highlights selected information contained in this Consent Solicitation Statement. It may not contain all of the information that is important to you and is qualified in its entirety by the more detailed information included in this Consent Solicitation Statement. Holders are urged to read this document in its entirety before determining whether to Consent to Proposed Amendments.

Preferred HITS; Trusts	We are soliciting Consents from Holders of (i) Floating Rate Preferred Hybrid Income Term Securities, liquidation amount $1,000 per security, issued by BAC Capital Trust XIII, and (ii) 5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities, liquidation amount $1,000 per security, issued by BAC Capital Trust XIV.

Consent Solicitation	Pursuant to terms and conditions set forth in the Consent Documents, we are soliciting Consents from the Holders of the Preferred HITS of BAC Capital Trust XIII for the Proposed Amendments to the Declaration of Trust of BAC Capital Trust XIII, and we are soliciting Consents from the Holders of the Preferred HITS of BAC Capital Trust XIV for the Proposed Amendments to the Declaration of Trust of BAC Capital Trust XIV. Only Holders of the Preferred HITS of a particular Trust as of the Record Date, or their duly designated proxies, are eligible to Consent to the Proposed Amendments to the Declaration of Trust governing such Trust. A Holder, by validly delivering a Letter of Consent in respect of such Holder’s Preferred HITS, and not validly revoking such Letter of Consent, will Consent to the Proposed Amendments to the Declaration of Trust under which such Holder’s Preferred HITS were issued and to the execution and delivery of the Amendment (as defined below) to such Declaration of Trust effecting the Proposed Amendments by Bank of America and the regular trustees of the Trust.

Holders	We are soliciting Consents from each person in whose name Preferred HITS are registered as of the Record Date, including DTC Participants who held Preferred HITS through DTC as of the Record Date (such registered holders and DTC Participants, collectively, the “Holders”).

Record Date	5:00 p.m., New York City time on November 30, 2011.

Background and Purpose of the Consent Solicitation

In its quarterly report on Form 10-Q for the quarterly period ending September 30, 2011, Bank of America disclosed that it intends to explore the issuance, in privately negotiated transactions, of common stock and senior notes in exchange for shares of preferred stock and, subject to any required amendments to the applicable governing documents, certain trust preferred capital debt securities issued by unconsolidated trust companies. Bank of America also disclosed that any acquired trust preferred capital debt securities would be immediately exchanged for a like amount of our junior subordinated debt that we previously issued to the unconsolidated trust companies. These transactions would increase Tier 1 common capital and, on an after-tax basis, reduce the combined level of interest expense and dividends paid on the combined junior subordinated debt and preferred stock. The senior notes and common stock would be recorded at fair value at issuance, which is expected to be less than the par and carrying value of the preferred stock and/or junior subordinated debt. Bank of America disclosed that this plan would not involve the issuance of more than 400 million shares of common stock or $3 billion in new issuances of senior notes (reopenings of series of previously issued senior notes). As of September 30, 2011, Bank of America had approximately $21.9 billion aggregate liquidation preference of preferred stock and approximately $23.3 billion aggregate liquidation amount of trust preferred capital debt securities currently outstanding, excluding the Preferred HITS. In a current report on Form 8-K filed with the SEC on November 17, 2011, Bank of America disclosed that it had entered into separate agreements with certain institutional security holders pursuant to which Bank of America had agreed to issue an aggregate of 185,482,705 shares of Bank of America’s common stock and an aggregate principal amount of $998.1 million of senior notes in exchange for certain outstanding preferred and trust preferred securities.

The Declaration of Trust for each Trust currently does not allow us to exchange Preferred HITS that we or our affiliates may acquire for a like amount of the underlying junior subordinated debt and stock purchase contracts held by such Trust without the consent of the Holders of at least a majority in aggregate liquidation amount outstanding of the Preferred HITS of such Trust. Accordingly, unless the Requisite Consents of Preferred HITS of a Trust are obtained, such Preferred HITS will not be eligible for consideration by us for any privately negotiated exchange described above. If, however, the Requisite Consents of such Preferred HITS are obtained, such securities will be eligible for such consideration by us. If Preferred HITS of a particular Trust are acquired by us, the effect of the Proposed Amendments to the applicable Declaration of Trust for such Trust will be to allow such Trust to retire any Preferred HITS that we or our affiliates acquire by exchanging such securities for a like amount of the underlying junior subordinated debt and stock purchase contracts held by the Trust. Such junior subordinated notes would then be presented by us to the applicable indenture trustee for cancellation. The Proposed Amendments to each Declaration of Trust also would authorize the trustees of such Trust to amend or modify related documents, including the related collateral agreement and the stock purchase contract agreement, to facilitate such exchanges and provide for the cancellation of such stock purchase contracts.

Consent Fee	If the Requisite Consents to the Proposed Amendments to the Declaration of Trust of a particular Trust are received in accordance with the instructions contained in the Consent Documents on or prior to the Expiration Date, and not validly revoked, and the other conditions to the Consent Solicitation in respect of the Preferred HITS of such Trust are satisfied or waived by us, we will, as promptly as practicable after the Expiration Date, pay to each Holder from whom Consents in respect of such Preferred HITS are received and are not validly revoked, the Consent Fee equal to $2.50 in cash for each $1,000 in liquidation amount.

Expiration Date

The Consent Solicitation in respect of the Preferred HITS of a particular Trust will expire at 5:00 p.m., New York City time, on December 7, 2011 or any subsequent time and date to which we may extend such Consent Solicitation in our sole discretion (such date and time, as the same may be extended for the Consent Solicitation in respect of the Preferred HITS of a Trust, the “Expiration Date”). We may extend the Expiration Date for the Consent Solicitation in respect of the Preferred HITS of one Trust without extending the Expiration Date for the Consent Solicitation in respect of the

Preferred HITS of the other Trust. Bank of America expressly reserves the right for any reason to terminate or amend the Consent Solicitation in respect of the Preferred HITS of either or both Trusts at any time on or prior to the applicable Expiration Date.

Requisite Consents	Holders of Preferred HITS of BAC Capital Trust XIII as of the Record Date must validly deliver properly completed and executed Letters of Consent on or prior to the Expiration Date in respect of at least a majority in aggregate liquidation amount outstanding of all Preferred HITS of BAC Capital Trust XIII in order to consent to the Proposed Amendments to the Declaration of Trust governing such Trust, and Holders of Preferred HITS of BAC Capital Trust XIV as of the Record Date must similarly deliver Letters of Consent in respect of at least a majority in aggregate liquidation amount outstanding of all Preferred HITS of BAC Capital Trust XIV in order to consent to the Proposed Amendments to the Declaration of Trust governing BAC Capital Trust XIV (such Letters of Consent in respect of Preferred HITS of each Trust, the “Requisite Consents”). If the Requisite Consents to the Proposed Amendments to the Declaration of Trust for a particular Trust have been received in accordance with the instructions set forth in the Consent Documents on or prior to the Expiration Date, the Proposed Amendments will be approved and we will execute an Amendment (as defined below) to the applicable Declaration of Trust with the regular trustees of such Trust which will implement the Proposed Amendments. Failure to validly Consent to the Proposed Amendments to a particular Declaration of Trust will have the effect of a vote against such Proposed Amendments. If we do not receive the Requisite Consents with respect to the Proposed Amendments to the Declaration of Trust of a particular Trust, we will not execute the Amendment and will not pay any Consent Fees in respect of the Preferred HITS with respect to such Trust issued under such Declaration of Trust.

Pursuant to the Declaration of Trust for each Trust, the Preferred HITS of such Trust owned by Bank of America or its affiliates would not be deemed outstanding for purposes of determining whether the Requisite Consents to the Proposed Amendments to such Declaration of Trust have been obtained. As of November 30, 2011, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America, owned $5.9 million aggregate liquidation amount of Preferred HITS of BAC Capital Trust XIV. Accordingly, approximately $844,100,000 in aggregate liquidation amount of the Preferred HITS of BAC Capital Trust XIV are deemed “outstanding” for the purpose of determining whether the Requisite Consents to the Proposed Amendments to the Declaration of Trust for BAC Capital Trust XIV have been obtained.

Obligation to Pay Consent Fee

Holders of Preferred HITS of a particular Trust as of the Record Date whose Consents to the Proposed Amendments to the applicable Declaration of Trust are received by the Information and Tabulation Agent in accordance with the instructions set forth in the Consent Documents on or prior to the Expiration Date, and are not validly revoked, will receive the Consent Fee, provided that the Requisite Consents in respect of such Preferred HITS are received on or prior to the Expiration Date and are not validly revoked, and the other conditions to the Consent Solicitation in respect of such Preferred HITS are satisfied or waived by us. Any subsequent transferees of such Holders, and any Holders who do not timely and validly deliver a valid Letter of Consent or who validly revoke such

Letter of Consent, will not receive the Consent Fee, even if the Proposed Amendments to the applicable Declaration of Trust become effective. If the Consent Solicitation in respect of the Preferred HITS of a particular Trust is terminated for any reason, then each Consent in respect of such Preferred HITS will be voided and no Consent Fee with respect thereto will be paid.

Proposed Amendments	The Proposed Amendments to the Declaration of Trust for each Trust are more particularly described in “The Proposed Amendments.” The Proposed Amendments to the Declaration of Trust for a particular Trust will become effective upon receipt by the Information and Tabulation Agent of the Requisite Consents of the Preferred HITS of such Trust that have not been validly revoked on or prior to the Expiration Date, and the execution and delivery of an amendment to such Declaration of Trust implementing the Proposed Amendments (the “Amendment”) by Bank of America and the regular trustees of the Trust as soon as practicable after the Expiration Date.

Extensions; Waivers and Amendments; Termination	Subject to applicable law, we reserve the right at any time on or prior to the Expiration Date for the Consent Solicitation in respect of the Preferred HITS of either or both of the Trusts to (i) extend the Consent Solicitation, (ii) waive any and all conditions to or amend the Consent Solicitation in any respect or (iii) terminate the Consent Solicitation for any reason. Any extension, waiver, amendment or termination will be followed as promptly as practicable by a public announcement thereof. If the Consent Solicitation in respect of the Preferred HITS of a Trust is terminated for any reason, then each Consent in respect of such Preferred HITS will be voided and no Consent Fee with respect thereto will be paid. See “The Consent Solicitation—Expiration Date; Extension, Termination and Amendment.”

Procedures for Delivery of Consents	To Consent to the Proposed Amendments to the Declaration of Trust for a particular Trust, a properly completed and executed Letter of Consent (or facsimile thereof) must be validly delivered, by registered or certified mail, hand delivery, overnight courier or facsimile (confirmed by telephone), to the Information and Tabulation Agent at the address or facsimile number set forth on the back cover of this Consent Solicitation Statement on or prior to the Expiration Date in accordance with the instructions set forth in the Consent Documents and not validly revoked. Only Holders of Preferred HITS as of the Record Date are eligible to deliver their Consents and receive the Consent Fee. Therefore, a beneficial owner of an interest in the Preferred HITS held in the account of a DTC Participant who wishes to deliver a Consent must properly instruct such DTC Participant to cause a Consent to be delivered timely in respect of the Proposed Amendments. See “The Consent Solicitation—Procedures for Participating in the Consent Solicitation.” Only duly executed Letters of Consent, and any required proxies, received by the Information and Tabulation Agent on or prior to the Expiration Date will count towards determining whether the Requisite Consents have been received for the Proposed Amendments to the applicable Declaration of Trust.

Consequences to Not Delivering Consent	If the Proposed Amendments to the Declaration of Trust for a particular Trust receive the Requisite Consents, and the other conditions to the Consent Solicitation in respect of such Proposed Amendments are satisfied or waived, Holders of the Preferred HITS of such Trust who did not validly Consent will be bound by the Proposed Amendments, but will not receive the applicable Consent Fee.

Revocation of Consents	Any Holder who has validly consented in respect of Preferred HITS of a particular Trust may revoke such Consent on or prior to the Expiration Date by delivery to the Information and Tabulation Agent of a written notice of revocation in accordance with the procedures set forth in “The Consent Solicitation—Revocation of Consents.” No Holder may revoke a Consent after the Expiration Date.

Tax Considerations	For a discussion of certain tax considerations relating to the Consent Solicitation, including the payment of the Consent Fee, see “Certain U.S. Federal Income Tax Consequences.”

Information and Tabulation Agent	D.F. King & Co., Inc.

Solicitation Agent	Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Additional Documentation; Further Information; Assistance	Requests for additional copies of the Consent Documents and any questions or requests for assistance concerning the Consent Solicitation Statement may be directed to the Information and Tabulation Agent at its address and telephone numbers set forth on the back cover of this Consent Solicitation Statement.

BACKGROUND AND PURPOSE OF THE CONSENT SOLICITATION

In its quarterly report on Form 10-Q for the quarterly period ending September 30, 2011, Bank of America disclosed that it intends to explore the issuance, in privately negotiated transactions, of common stock and senior notes in exchange for shares of preferred stock and, subject to any required amendments to the applicable governing documents, certain trust preferred capital debt securities issued by unconsolidated trust companies. Bank of America also disclosed that any acquired trust preferred capital debt securities would be immediately exchanged for a like amount of our junior subordinated debt that we previously issued to the unconsolidated trust companies. These transactions would increase Tier 1 common capital and, on an after-tax basis, reduce the combined level of interest expense and dividends paid on the combined junior subordinated debt and preferred stock. The senior notes and common stock would be recorded at fair value at issuance, which is expected to be less than the par and carrying value of the preferred stock and/or junior subordinated debt. Bank of America disclosed that this plan would not involve the issuance of more than 400 million shares of common stock or $3 billion in new issuances of senior notes (reopenings of series of previously issued senior notes). As of September 30, 2011, Bank of America had approximately $21.9 billion aggregate liquidation preference of preferred stock and approximately $23.3 billion aggregate liquidation amount of trust preferred capital debt securities currently outstanding, excluding the Preferred HITS. In a current report on Form 8-K filed with the SEC on November 17, 2011, Bank of America disclosed that it had entered into separate agreements with certain institutional security holders pursuant to which Bank of America had agreed to issue an aggregate of 185,482,705 shares of Bank of America’s common stock and an aggregate principal amount of $998.1 million of senior notes in exchange for certain outstanding preferred and trust preferred securities.

The Declaration of Trust for each Trust currently does not allow us to exchange Preferred HITS that we or our affiliates may acquire for a like amount of the underlying junior subordinated debt and stock purchase contracts held by such Trust without the consent of the Holders of the aggregate liquidation amount outstanding of the Preferred HITS of such Trust. Accordingly, unless the Requisite Consents of Preferred HITS of a Trust are obtained, such Preferred HITS will not be eligible for consideration by us for any privately negotiated exchange described above. If, however, the Requisite Consents for the Preferred HITS are obtained, such securities will be eligible for such consideration by us. If Preferred HITS of a particular Trust are acquired by us, the effect of the Proposed Amendments to the applicable Declaration of Trust for such Trust would allow such Trust to retire any Preferred HITS that we or our affiliates acquire by exchanging such securities for a like amount of the underlying junior subordinated debt and stock purchase contracts held by the Trust. Such junior subordinated notes would then be presented by us to the indenture trustee for cancellation. The Proposed Amendments to each Declaration of Trust also would authorize the trustees of such Trust to amend or modify related documents, including the related collateral agreement and the stock purchase contract agreement, to facilitate such exchanges and provide for the cancellation of any such stock purchase contracts.

THE TRUSTS

Each Trust is a Delaware statutory trust. Bank of America is the sole holder of the common securities of each Trust. Currently, the assets of each Trust consist of remarketable junior subordinated notes of Bank of America and stock purchase contracts to purchase preferred stock of Bank of America. Bank of America has guaranteed each Trust’s obligation to make distributions on its Preferred HITS, on a subordinated basis, but only to the extent the Trust otherwise has funds available for distribution. Each Trust issued its Preferred HITS pursuant to the Declaration of Trust governing such Trust in February 2007. The principal executive office of each Trust is c/o Bank of America Corporation, Corporate Treasury —Transaction Management, 100 North Tryon Street, Charlotte, North Carolina 28255.

THE PROPOSED AMENDMENTS

Set forth below is a brief description of the Proposed Amendments to each Trust for which Consents are being solicited pursuant to the Consent Solicitation. If the Requisite Consents in respect of the Preferred HITS of a particular Trust are received in accordance with the instructions set forth in the Consent Documents on or prior to the Expiration Date, and not validly revoked, and the other conditions to the Consent Solicitation in respect of such Preferred HITS are satisfied or waived by us, the applicable Proposed Amendments will be embodied in an amendment to the Declaration of Trust (the “Amendment”) for such Trust. We intend that any such Amendment will be executed by Bank of America and the regular trustees of the applicable Trust as soon as practicable after the Expiration Date. The form of the Amendment to each of the Declarations of Trust to implement the Proposed Amendments thereto is attached to this Consent Solicitation Statement as Appendix B. The description below is qualified in its entirety by reference to the full text of such Amendment.

The Proposed Amendments to the Declaration of Trust of each Trust will allow us to elect to retire any Preferred HITS of the Trust that we or our affiliates may acquire by exchanging such Preferred HITS, together with a proportional amount of the common securities of the Trust that we own, for a like amount of the underlying junior subordinated notes and stock purchase contracts held by the Trust, following which the Trust would cancel any such exchanged Preferred HITS and common securities. The Proposed Amendments also will authorize the appropriate trustees of such Trust to enter into amendments to the related collateral agreement, stock purchase contract agreement and other documents, as necessary, to facilitate such exchanges, and provide for the subsequent cancellation of such stock purchase contracts. The junior subordinated debentures can then be presented by us to the applicable indenture trustee for cancellation under the terms of the applicable indenture.

Effectiveness of the Proposed Amendments

The Proposed Amendments to the Declaration of Trust for a Trust will become effective upon receipt by the Information and Tabulation Agent of the Requisite Consents of the Preferred HITS of such Trust that have not been validly revoked, and the execution and delivery of the Amendment to the Declaration of Trust of such Trust implementing the Proposed Amendments by Bank of America and the regular trustees of the Trust. After effectiveness of the Amendment, all current Holders of the Preferred HITS of the Trust, including Holders who did not Consent to the Proposed Amendments, and all subsequent Holders of such Preferred HITS, will be bound by such Amendment.

THE CONSENT SOLICITATION

General

Upon the terms and conditions set forth in the Consent Documents, we are soliciting Consents to the Proposed Amendments to the Declaration of Trust of BAC Capital Trust XIII from Holders of the Preferred HITS of BAC Capital Trust XIII, and are soliciting Consents to the Proposed Amendments to the Declaration of Trust of BAC Capital Trust XIV from the Holders of Preferred HITS of BAC Capital Trust XIV. The Consent Solicitation in respect of the Preferred HITS of a particular Trust will expire on the Expiration Date therefor.

Only Holders of the Preferred HITS of a particular Trust as of the Record Date, or their duly designated proxies, are eligible to Consent to the Proposed Amendments related to such Trust. A Holder, by validly delivering a properly completed and duly executed Letter of Consent (and proxy, if required) in respect of such Holder’s Preferred HITS to the Information and Tabulation Agent at the address or facsimile number on the back cover of this Consent Solicitation Statement on or prior to the Expiration Date in accordance with the instructions in the Consent Documents, and not validly revoking such Letter of Consent, will consent to the Proposed Amendments to the Declaration of Trust under which such Holder’s Preferred HITS were issued and to the execution of an Amendment to such Declaration of Trust effecting the Proposed Amendments by Bank of America and the regular trustees of each Trust.

The delivery of a Consent will not affect a Holder’s right to sell or transfer any Preferred HITS, and a sale or transfer of any Preferred HITS after the Record Date will not have the effect of revoking any Consent validly given by the Holder of such Preferred HITS. Therefore, each properly executed and delivered Consent will be counted notwithstanding any sale or transfer of the Preferred HITS to which such Consent relates, unless the applicable Holder has complied with the procedure for revoking Consents, as described herein and in the Consent. Failure to deliver a Consent will have the same effect as if a Holder had voted against the Proposed Amendments.

Voting materials, which include this Consent Solicitation Statement and a Letter of Consent, are being mailed to all Holders on or about December 1, 2011. As of the Record Date, there were outstanding 700,000 Preferred HITS of BAC Capital Trust XIII and 850,000 Preferred Hits of Capital Trust XIV. For each Trust, all outstanding Preferred HITS were held of record by one registered holder, the nominee for DTC. Each Preferred HITS entitles the holder of record to one vote on the Proposed Amendments to the Declaration of Trust under which such Preferred HITS were issued. The Proposed Amendments to the Declaration of Trust for each Trust require the consent of the Holders of least a majority in aggregate liquidation amount outstanding of the Preferred HITS of such Trust (which corresponds to at least a majority of the Preferred HITS of such Trust). Only Holders of the Preferred HITS of a particular Trust and duly designated proxies are eligible to Consent to the Proposed Amendments to the Declaration of Trust for such Trust.

Consent Fee

If the Requisite Consents to the Proposed Amendments to a particular Trust are received in accordance with the instructions contained in the Consent Documents on or prior to the Expiration Date and not validly revoked, and the other conditions to the Consent Solicitation in respect of the Preferred HITS of such Trust are satisfied or waived, we will pay to each Holder from whom Consents in respect of such Preferred HITS are so received the applicable Consent Fee promptly following the Expiration Date. The Consent Fee to be paid to such Holders is $2.50 in cash per $1,000 of the liquidation amount of the Preferred HITS with respect to which Consents are so received. Consents must be received by the Information and Tabulation Agent prior to the Expiration Date in order to qualify for payments of the Consent Fees.

Record Date; Holders

The Record Date for the determination of Holders entitled to give Consents pursuant to the Consent Solicitation in respect of the Preferred HITS of each Trust is 5:00 p.m., New York City time, on November 30, 2011. This Consent Solicitation Statement and the related Letter of Consent are being sent to all Holders of the Preferred HITS of each Trust.

The registered ownership of the Preferred HITS as of the Record Date shall be established by the appropriate trustees or other parties as provided in the applicable Declaration of Trust. The ownership of Preferred HITS held through DTC by DTC Participants will be established by a DTC security position listing provided by DTC as of the Record Date.

Conditions to the Consent Solicitations

The Consent Solicitation in respect of the Preferred HITS of a particular Trust, including Bank of America’s obligation to pay a Consent Fee in respect of any Consents submitted in respect of such Preferred HITS, is subject to the satisfaction or waiver by us of the following conditions:

•

the Requisite Consents in respect of such Preferred HITS have been received by the Information and Tabulation Agent in accordance with the instructions set forth in the Consent Documents on or prior to the Expiration Date and such Requisite Consents have not been validly revoked;

•

the absence of any law or regulation, and of any injunction or proceeding, whether pending or threatened, that if adversely determined would make unlawful or invalid or enjoin the implementation of the Proposed Amendments to the Declaration of Trust of such Trust or the payment of the applicable Consent Fee or the legality or validity thereof or the payment of any Consent Fee; and

•	the execution and delivery of the Amendment to the Declaration of Trust for such Trust implementing the Proposed Amendments.

The foregoing conditions are for our sole benefit, and we may assert them regardless of the circumstances that may give rise to them, or waive them in whole or in part, at any or at various times in our sole discretion. If we fail at any time to exercise any of the foregoing rights, that failure will not constitute a waiver of such right. Each such right will be deemed an ongoing right that we may assert at any time or at various times.

The Requisite Consents for the Proposed Amendments to the Declaration of Trust of a particular Trust are the Consents of the Holders of at least a majority in aggregate liquidation amount outstanding of the Preferred HITS of such Trust. As of the Record Date, the aggregate liquidation amount outstanding of BAC Capital Trust XIII was $700,000,000 and of BAC Capital Trust XIV was $850,000,000. Pursuant to the Declaration of Trust for each Trust, the Preferred HITS of such Trust owned by Bank of America or its affiliates would not be deemed outstanding for purposes of determining whether the Requisite Consents to the Proposed Amendments to such Declaration of Trust have been obtained. As of November 30, 2011, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America, owned $5.9 million aggregate liquidation amount of Preferred HITS of BAC Capital Trust XIV. Accordingly, approximately $844,100,000 in aggregate liquidation amount of the Preferred HITS of BAC Capital Trust XIV are deemed “outstanding” for the purpose of determining whether the Requisite Consents to the Proposed Amendments to the Declaration of Trust for BAC Capital Trust XIV have been obtained.

Expiration Date; Extension, Termination and Amendment

The Consent Solicitation in respect of the Preferred HITS of a particular Trust will expire at 5:00 p.m., New York City time, on December 7, 2011, or at any subsequent time and date to which such Consent Solicitation is extended by us in our sole discretion. We may extend the Expiration Date for the Consent Solicitation in respect of the Preferred HITS of one Trust without extending the Expiration Date for the Consent Solicitation in respect of the Preferred HITS of the other Trust. If we extend the Expiration Date, we will give oral or written notice to the Information and Tabulation Agent and make a public announcement. During any such extension, all Letters of Consent that have been received will remain subject to the applicable Consent Solicitation, and subject to the Holder’s right to revoke such Letter of Consent in accordance with the Consent Documents.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, we reserve the right in our sole discretion, subject to applicable law, to terminate the Consent Solicitation in respect of the Preferred HITS of either or both Trusts on or prior to the applicable Expiration Date for any reason, or to amend any such Consent Solicitation in any respect, regardless of whether or not the conditions to the Consent Solicitation have been satisfied or waived. If we terminate or amend the Consent Solicitation in respect of the Preferred HITS of a particular Trust, we will issue a timely public announcement regarding the termination or amendment. If the Consent Solicitation in respect of the Preferred HITS of a particular Trust is terminated for any reason, then each Consent in respect of such Preferred HITS of such Trust will be voided and no Consent Fee with respect thereto will be paid.

Procedures for Participating in the Consent Solicitation

Each Holder of Preferred HITS who delivers a Letter of Consent to the Proposed Amendments to the applicable Declaration of Trust in accordance with the procedures set forth in the Consent Documents and does not validly revoke such Letter of Consent will be deemed to have validly consented to such Proposed Amendments and to the execution of the related Amendment. The Consent Solicitation in respect of the Preferred HITS of each Trust is being made to all Holders of such Preferred HITS. Only Holders of the Preferred HITS as of the Record Date and their duly designated proxies, are eligible to Consent to the Proposed Amendments to the Declaration of Trust.

To validly Consent to the Proposed Amendments, a properly completed Letter of Consent, or a facsimile thereof, duly executed by the Holder of the Preferred HITS to which such Letter of Consent relates, must be delivered to the Information and Tabulation Agent on or prior to the Expiration Date by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number set forth on the back cover of this Consent Solicitation Statement, in accordance with the instructions contained herein and therein, and not validly revoked. Delivery of a Letter of Consent will be deemed made only when actually received by the Information and Tabulation Agent. Consents will be accepted from Holders and any other person who has obtained a proxy in a form reasonably acceptable to us that authorizes such other person to Consent to the Proposed Amendments.

If the Preferred HITS are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and the beneficial owner of the Preferred HITS wishes to Consent to the Proposed Amendments, the beneficial owner may contact and instruct such Holder to deliver a Letter of Consent on the beneficial owner’s behalf. For purposes of this Consent Solicitation, we understand that DTC will execute an omnibus proxy in favor of DTC Participants set forth in the DTC position listing as of the Record Date, which will authorize each such DTC Participant to consent to the Proposed Amendments with respect to the liquidation amount of the Preferred HITS shown as owned by such DTC Participant on the books of DTC on the Record Date as if they were Holders of the Preferred HITS held of record in the name of DTC or its nominee. A beneficial owner of an interest in Preferred HITS held through a DTC Participant must properly instruct such DTC Participant sufficiently in advance of the Expiration Date to cause a Consent to be delivered by such DTC Participant with respect to the Proposed Amendments to the applicable Declaration of Trust.

A Letter of Consent in respect of any Preferred HITS must be executed in the name of the Holder. Letters of Consent by the Holder(s) of the Preferred HITS should be executed in exactly the same manner as the name(s) of such Holder(s) appear(s) in the appropriate books and records of the Trust. An authorized DTC Participant must execute a Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Preferred HITS to which a Consent relates are held by two or more joint Holders, all such Holders must sign the Consent. If a Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to Bank of America of such person’s authority to so act. If a Consent is executed by a person other than the registered Holder, then it must be accompanied by a proxy duly executed by such Holder and acceptable to Bank of America.

If a Letter of Consent relates to fewer than all the Preferred HITS of a particular Trust held of record as of the Record Date by the person providing such Letter of Consent, such person must indicate on the Letter of Consent the aggregate liquidation amount of such Preferred HITS to which the Letter of Consent relates. If no aggregate liquidation amount of the Preferred HITS as to which a Letter of Consent is delivered is specified, but the Letter of Consent is otherwise properly completed and signed, the Holder will be deemed to have delivered a Letter of Consent with respect to the entire aggregate liquidation amount of the Preferred HITS of a particular Trust held by such Holder.

Consents in respect of the Preferred HITS of a particular Trust will expire if the Requisite Consents to the Proposed Amendments to the Declaration of Trust for such Trust have not been obtained on or before the Expiration Date.

Notwithstanding the foregoing, we reserve the right (but are not obligated) to accept any Letter of Consent received by us or any other party by any other reasonable means or in any form that reasonably evidences the giving of Consent. The method of delivery of a Letter of Consent and all other required documents to the Information and Tabulation Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Information and Tabulation Agent.

Determination of Validity

All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent procedures and the acceptance of Consents will be determined by us in our sole discretion, which determination will be conclusive and binding. We reserve the right to reject any or all Letters of Consent that are not in proper form or the acceptance of which, in our opinion or the opinion of our counsel, could be unlawful. We also reserve the right to waive any defects or irregularities in connection with deliveries of particular Letters of Consent. Unless waived, any defects or irregularities in connection with deliveries of Letters of Consent must be cured within such time as we determine. Neither we nor any of our affiliates, the Information and Tabulation Agent or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to identify any such defect or irregularity or to give such notification. Deliveries of Letters of Consent will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretation of the terms and conditions of the Consent Solicitation by us shall be conclusive and binding.

Revocation of Consents

A Holder who has delivered a Letter of Consent on or prior to the Expiration Date may revoke such Letter of Consent by delivering to the Information and Tabulation Agent a written notice of revocation in accordance with the following procedures on or prior to the Expiration Date. In order to be effective, a notice of revocation of a Letter of Consent must (i) contain the name of the person who delivered the Letter of Consent and the Preferred HITS to which it relates and the aggregate liquidation amount of the Preferred HITS represented by such revocation, (ii) state that the Holder revokes the Letter of Consent with respect to such Preferred HITS, (iii) be signed by the Holder in the same manner as the original signature on the Letter of Consent and (iv) be received on or prior to the Expiration Date by the Information and Tabulation Agent at its address set forth on the back cover page hereof and on the Letter of Consent. A purported notice of revocation that lacks any of the required information, that is dispatched to an improper address, or that is delivered after the Expiration Date, will not be effective to withdraw a Consent previously given. A revocation of a Letter of Consent can only be accomplished in accordance with the foregoing procedures. No Holder may revoke a Letter of Consent after the Expiration Date.

All questions as to the form and validity (including time of receipt) of any delivery or revocation of a Letter of Consent will be determined by us, in our sole discretion, which determination shall be conclusive and binding. None of Bank of America, the Solicitation Agent, the Information and Tabulation Agent or any other person will be under any duty to give notification of any defects or irregularities in any delivery or revocation of a Consent or incur any liability for failure to identify any such defect or irregularity or to give any such notification.

No Dissenters’ Rights

Holders of Preferred HITS of a particular Trust do not have dissenters’ rights with respect to the Proposed Amendments to the Declaration of Trust for such Trust.

Information and Tabulation Agent

Bank of America has retained D.F. King & Co., Inc. to act as Information and Tabulation Agent for the Consent Solicitation. For the services of the Information and Tabulation Agent, we have agreed to pay reasonable and customary fees and to reimburse the Information and Tabulation Agent for its reasonable out-of-pocket expenses in connection with such services.

Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Information and

Tabulation Agent at its address and telephone numbers set forth on the back cover page hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation. The executed Letter of Consent and any other documents required by the Letter of Consent should be sent to the Information and Tabulation Agent at the address set forth in the Letter of Consent.

Solicitation Agent

Bank of America has retained Merrill Lynch, Pierce, Fenner & Smith Incorporated as Solicitation Agent in connection with the Consent Solicitation. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not receive any fees or other compensation for services performed in this capacity and no employee of Merrill Lynch, Pierce, Fenner & Smith Incorporated will be specially compensated for such services. The Solicitation Agent and its affiliates have rendered and may in the future render various investments or commercial banking, banking services and other advisory services to us and our subsidiaries in the ordinary course of business. The Solicitation Agent has received, and may in the future receive, customary compensation from us and our subsidiaries for such other services. Merrill Lynch, Pierce, Fenner & Smith Incorporated is a broker dealer, one of our subsidiaries and our affiliate.

Directors, officers and employees of Bank of America may also solicit Consents and will not be specially compensated for such services.

Fees and Expenses

We will bear the expenses of soliciting Consents. The principal solicitation is being made by e-mail. Additional solicitation may, however, be made by mail, facsimile transmission and telephone or in person by our officers and other employees and the Solicitation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, our affiliate. Holders delivering Letters of Consent will not be obligated to pay fees, commissions or other expenses of the Information and Tabulation Agent or the Solicitation Agent.

Bank of America will reimburse the property trustee and the Delaware trustee of the respective Trusts for the reasonable and customary expenses that they incur in connection with the Consent Solicitation. Bank of America will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the accompanying Letter of Consent and other materials to beneficial owners of the Preferred HITS.

No Recommendation

None of Bank of America, the Solicitation Agent, the Information and Tabulation Agent, the trustees of the Trusts or any of their respective affiliates are making recommendations as to whether any Holder should Consent to the Proposed Amendments. You must make your own independent decision regarding your participation in the Consent Solicitation.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

All discussions of United States federal tax considerations in this document have been written to support the marketing of the Consent Solicitation. Such discussions were not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States federal tax penalties. Investors should consult their own tax advisers in determining the tax consequences to them of holding the Preferred HITS, including the application to their particular situation of the United States federal tax considerations discussed below, as well as the application of state, local, foreign, or other tax laws.

The following is a summary of certain United States federal income tax consequences of the Consent Solicitation that may be relevant to a beneficial owner of Preferred HITS that is a citizen or resident of the United States or a domestic corporation or otherwise subject to United States federal income tax on a net income basis in respect of the Preferred HITS (a “U.S. Holder”). The summary is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion does not deal with special classes of Holders, such as dealers in securities or currencies, banks, financial institutions, insurance companies, tax-exempt organizations, partnerships and partners therein, persons holding Preferred HITS as a position in a “straddle” or conversion transaction, or as part of a “synthetic security” or other integrated financial transaction or persons that have a functional currency other than the U.S. dollar. This discussion assumes that the Preferred HITS are held as “capital assets” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

We have not sought any ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with such statements and conclusions. In addition, the discussion does not describe any tax consequences arising out of the laws of any state or local or foreign jurisdiction. Accordingly, each Holder should consult its own tax advisor with regard to the Consent Solicitation and the application of United States federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to its particular situation.

Taxation of Preferred HITS

Each Preferred HITS is treated for United States federal income tax purposes as an undivided beneficial ownership interest in (a) the corresponding junior subordinated notes and (b) the corresponding fractional interest in a stock purchase contract.

Effect of Proposed Amendments and Consent Fee

The United States federal income tax consequences to United States Holders of the Proposed Amendments and the receipt of the Consent Fee are subject to uncertainty. The tax consequences of the Proposed Amendments to U.S. Holders will depend upon whether the adoption of the Proposed Amendments and the payment of the Consent Fee are treated (either individually or in the aggregate) as a “significant modification” that results in a deemed exchange of the junior subordinated notes or stock purchase contracts (or both) underlying the Preferred HITS. Although not entirely free from doubt, we do not intend to treat the Proposed Amendment and the Consent Fee as a deemed exchange. Rather, we intend to treat the Consent Fee as a fee taxed as ordinary income, which fee will be taxable at the time it accrues or is received in accordance with the U.S. Holder’s method of accounting for tax purposes.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to backup withholding on the Consent Fee unless such U.S. Holder (i) is a corporation or comes within certain other exempt categories and demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a Consent Fee will be allowed as a credit against such U.S. Holder’s federal income tax liability and may entitle such U.S. Holder to a refund, provided that the required information is furnished to the IRS.

Foreign Holders

We intend to withhold tax from a Consent Fee paid to any beneficial owners of Preferred HITS who are not U.S. Holders (each, a “Non-U.S. Holder”) at a rate of 30%, unless the Non-U.S. Holder provides a properly completed and duly executed IRS Form W-8BEN or other applicable IRS Form W-8 claiming an exemption from withholding under the benefit of an applicable income tax treaty. Such forms may be obtained from the Information and Tabulation Agent or at the IRS website at www.irs.gov. If the tax withheld results in an overpayment of tax, a refund or credit may generally be obtainable, provided the appropriate IRS Form W-8BEN or other applicable IRS Form W-8 is provided to the IRS in a timely manner.

Non-U.S. Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax exemption and refund procedures.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There are no statements regarding ownership of Preferred HITS of either of BAC Capital Trust XIII or BAC Capital Trust XIV filed with the SEC pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, nor have any persons delivered to either Trust proof of ownership sufficient to allow the Trust to determine that any beneficial owner owns more than 5% of the outstanding Preferred HITS of either of the Trusts.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

With respect to the Preferred HITS of BAC Capital Trust XIII or BAC Capital Trust XIV, no such securities are held by the regular trustees of such Trust or by the directors or executive officers of Bank of America. As of November 30, 2011, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America, owned approximately $5.9 million in aggregate liquidation amount of the Preferred HITS of BAC Capital Trust XIV.

SECURITYHOLDER PROPOSALS

Pursuant to the Declaration of Trust for each of BAC Capital Trust XIII and BAC Capital Trust XIV, no annual meeting of holders is required to be held. Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings generally are not applicable to the Trust. In addition, as Delaware statutory trusts, neither of the Trusts has directors or persons serving in similar positions who are subject to election by the holders of the Preferred HITS. Accordingly, SEC rules with respect to submission of nominees for director generally are not applicable to the Trusts.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for consent or proxy solicitations with respect to two or more holders sharing the same address by delivering a single consent solicitation to those holders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that holders receive and lower printing and mailing costs for companies. You can request delivery of a single copy of a solicitation statement if you share the same address as another holder of the Preferred HITS that you hold by contacting the Information and Tabulation Agent.

APPENDIX A

BANK OF AMERICA CORPORATION

LETTER OF CONSENT

Concerning the Solicitation of Consents from the Holders of

BAC Capital Trust XIII’s Floating Rate Preferred Hybrid Income Term Securities

and

BAC Capital Trust XIV’s 5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities

PURSUANT TO THE CONSENT SOLICITATION STATEMENT DATED DECEMBER 1, 2011

THE CONSENT SOLICITATION IN RESPECT OF THE PREFERRED HITS OF EACH TRUST WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7, 2011 UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”). CONSENTS MAY BE REVOKED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE CONSENT SOLICITATION STATEMENT REFERRED TO HEREIN ON OR BEFORE THE EXPIRATION DATE, BUT NOT THEREAFTER.

Bank of America Corporation (“Bank of America,” “we,” “us” or “our”), sponsor of the trusts listed in the table below (each a “Trust” and collectively, the “Trusts”), is soliciting consents (the “Consents”) from the Holders (as defined herein) as of the Record Date of the outstanding preferred hybrid income term securities issued by each Trust and described in the table below (the “Preferred HITS”), to certain proposed amendments (the “Proposed Amendments”) to the amended and restated declaration of trust governing such Trust and its Preferred HITS (the “Declaration of Trust”), as more fully described in the accompanying Consent Solicitation Statement (the “Consent Solicitation Statement”). Capitalized terms used but not defined in this Letter of Consent have the respective meanings given to them in the Consent Solicitation Statement.

CUSIP	Issuing Trust	Title of Securities	Aggregate Liquidation Amount Outstanding	Liquidation Amount per Security	Consent Fee (1)
05518UAA5	BAC Capital Trust XIII	Floating Rate Preferred Hybrid Income Term Securities	$700,000,000	$1,000	$2.50

05518VAA3	BAC Capital Trust XIV	5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities	$850,000,000	$1,000	$2.50

(1)	Per stated liquidation amount of security.

The Information and Tabulation Agent for the Consent Solicitation is:

D.F. King & Co., Inc.

Facsimile Transmissions:	By Registered or Certified Mail, Hand or Overnight Delivery:

(For Eligible Institutions Only): (212) 809-8838 Confirmation: (212) 493-6996 Attn: Elton Bagley	48 Wall Street, 22nd Floor New York, New York 10005 Attention: Elton Bagley Banks and Brokers call: (212) 269-5550 All others call Toll Free: (800) 549-6746 Email: bofa@dfking.com

Consents to the Proposed Amendments to the Declaration of Trust for a particular Trust will not be valid unless a properly completed and duly executed Letter of Consent is received by the Information and Tabulation Agent at its address or facsimile number set forth above and on the back cover, and not validly revoked, on or prior to the Expiration Date in accordance with the instructions set forth in the Consent Documents. No Consent should be delivered to any person other than the Information and Tabulation Agent.

The instructions contained in the Consent Documents should be read carefully before this Letter of Consent is completed. None of Bank of America Corporation, the Solicitation Agent, the Information and Tabulation Agent, the trustees of any Trust or any of their affiliates is making any recommendation as to whether you should Consent. You must make your own decision after reading the Consent Documents and the documents incorporated by reference therein and consulting with your advisors.

As used herein, the term “Record Date” means 5:00 p.m., New York City time, on November 30, 2011 and the term “Holder” means each person in whose name Preferred HITS of a particular Trust are registered in the appropriate books and records of such Trust as of the Record Date. For purposes of the Consent Solicitation in respect of the Preferred HITS of a particular Trust, The Depository Trust Company (“DTC”) is expected to grant an omnibus proxy authorizing the DTC participants (“DTC Participants”) set forth in the DTC position listing as of the Record Date to Consent to the Proposed Amendments with respect to the liquidation amount of the applicable Preferred HITS shown as owned by such DTC Participant on the books of DTC on the Record Date as if they were Holders of such Preferred HITS held of record in the name of DTC or its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such DTC Participants.

Only Holders of the Preferred HITS of a particular Trust as of the Record Date, or their duly designated proxies, are eligible to Consent to the Proposed Amendments to the Declaration of Trust governing such Trust. To validly Consent to the Proposed Amendments to the Declaration of Trust for a particular Trust, a properly completed Letter of Consent (or a facsimile thereof) duly executed by the Holder of the Preferred HITS or its duly designated proxy must be delivered to the Information and Tabulation Agent at its address or facsimile number set forth above and on the back cover, by registered or certified mail, hand delivery, overnight courier or facsimile (confirmed by telephone), on or prior to the Expiration Date in accordance with the instructions contained in the Consent Documents, and not validly revoked. Bank of America reserves the right (but is not obligated) to accept any Letters of Consent received by other reasonable means or in any form that reasonably evidences the giving of Consent to the Proposed Amendments.

The method of delivery of a Letter of Consent and all other required documents to the Information and Tabulation Agent is at the risk of the Holder, and delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent should be sent to any person other than the Information and Tabulation Agent.

Beneficial owners whose Preferred HITS are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee, as the Holder of such Preferred HITS, if they desire to deliver Letters of Consent with respect to the Preferred HITS so registered and instruct the nominee to deliver a Letter of Consent on the beneficial owner’s behalf on or prior to the Expiration Date. A beneficial owner of an interest in Preferred HITS held through a DTC Participant must properly instruct such DTC Participant sufficiently in advance of the Expiration Date to cause a Letter of Consent to be delivered by such DTC Participant with respect to the Proposed Amendments to the applicable Declaration of Trust.

Holders of Preferred HITS of a particular Trust as of the Record Date whose Letters of Consent to the Proposed Amendments to the Declaration of Trust for such Trust are received by the Information and Tabulation Agent in accordance with the instructions set forth in the Consent Documents on or prior to the Expiration Date, and are not validly revoked, will receive a consent fee (the “Consent Fee”), equal to $2.50 in cash for each $1,000 in liquidation amount of Preferred HITS, provided that the Holders of at least a majority in aggregate liquidation amount outstanding of such Preferred HITS have validly consented to the Proposed Amendments to the Declaration of Trust for such Trust (the “Requisite Consents”) (which corresponds to at least a majority of the Preferred HITS of such Trust) and have not validly revoked such consents, and the other conditions of the Consent Solicitation in respect of such Preferred HITS are satisfied or waived by us. Any subsequent transferees of such Holders, and any Holders who do not timely deliver (or who properly revoke) a valid Consent, will not receive the Consent Fee, even if the Proposed Amendments to the related Declaration of Trust receive the Requisite Consents and the other conditions to such Consent Solicitation Statement are satisfied or waived by us. If the Consent Solicitation in respect of the Preferred HITS of either Trust is terminated for any reason, then each Consent in respect of the Preferred HITS of such Trust will be voided and no Consent Fee with respect thereto will be paid. Subject to the terms and conditions of the Consent Solicitation Statement and this Letter of Consent, Bank of America will pay the Consent Fee promptly following the Expiration Date, on or about the second business day thereafter.

NOTE:	SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, and in accordance with this Letter of Consent, in respect of the Preferred HITS indicated in the table below, the undersigned hereby consents to the Proposed Amendments (as defined in the Consent Solicitation Statement) to the Declaration of Trust under which such Preferred HITS were issued, and to the execution and delivery of an Amendment (as defined below and in the Consent Solicitation Statement) to such Declaration of Trust by Bank of America and the regular trustees of such Trust thereby effecting the Proposed Amendments in respect of the undersigned’s Preferred HITS. The undersigned acknowledges and agrees that the Consent given hereby shall remain in full force and effect unless validly revoked in accordance with the procedures set forth herein and in the Consent Solicitation Statement (and agrees that it will not attempt to revoke such Consent except in accordance with such procedures).

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder, or duly designated proxy, of the Preferred HITS indicated in the table below and has full power and authority to take the action indicated herein in respect of such Preferred HITS. The undersigned will, upon request, execute and deliver any additional documents deemed by Bank of America to be necessary or desirable to perfect the undersigned’s Consent to the Proposed Amendments as indicated in this Letter of Consent. The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent to validly Consent to the Proposed Amendments to the applicable Declaration of Trust in respect of the Preferred HITS indicated in the table below.

The undersigned acknowledges that the Proposed Amendments to the Declaration of Trust for a particular Trust will become effective upon receipt by the Information and Tabulation Agent of the Requisite Consents of the Preferred HITS of such Trust on or prior to the Expiration Date that have not been validly revoked, and the execution and delivery of an amendment to such Declaration of Trust implementing the Proposed Amendments (the “Amendment”) by Bank of America and the regular trustees of the Trust. Notwithstanding the foregoing, the undersigned acknowledges that Bank of America expressly reserves the right to terminate the Consent Solicitation in respect of the Preferred HITS of any Trust for any reason on or prior to the Expiration Date. If the Consent Solicitation in respect of the Preferred HITS of either Trust is terminated, then each Consent in respect of the Preferred HITS of such Trust will be voided and no Consent Fee will be paid.

The undersigned acknowledges that Letters of Consent delivered in accordance with the procedures described under the heading “The Consent Solicitation—Procedures for Participating in the Consent Solicitation” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and Bank of America upon the terms and conditions of the Consent Solicitation in respect of the undersigned’s Preferred HITS indicated in the table below.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate dollar amount of Preferred HITS held of record by the undersigned as of the Record Date. If this Letter of Consent relates to less than the total aggregate dollar amount of Preferred HITS so held, the undersigned must list on the table below the aggregate dollar amount of Preferred HITS for which Consent is given. If the space provided below is inadequate, list the aggregate dollar amount of Preferred HITS on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Information and Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to the applicable Trust and the trustees thereof, and to Bank of America, as evidence of the undersigned’s Consent with respect to the Proposed Amendments to the applicable Declaration of Trust and the execution of an Amendment to such Declaration of Trust effecting the Proposed Amendments.

All questions as to the form of documents and validity, eligibility (including time of receipt), delivery and revocation of the Letter of Consent will be determined by Bank of America in its sole discretion, and Bank of America’s determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction.

DESCRIPTION OF THE PREFERRED HITS AS TO WHICH CONSENTS ARE GIVEN
Title and CUSIP of Securities	Name and Address of Holder or Name of DTC Participant and Participant’s DTC Account Number in which Securities are Held	Aggregate Liquidation Amount of Preferred HITS*	Liquidation Amount With Respect to Which Consents are Given*
BAC Capital Trust XIII, Floating Rate Preferred Hybrid Income Term Securities (CUSIP: 05518UAA5)
BAC Capital Trust XIV, 5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities (CUSIP: 05518VAA3)

*       Unless otherwise indicated in the column labeled “Liquidation Amount With Respect to Which Consents Are Given,” Consents will be deemed to have been delivered in respect of the entire aggregate dollar amount indicated in the column labeled “Aggregate Liquidation Amount of Preferred HITS.”

THESE INSTRUCTIONS DO NOT NEED TO BE COMPLETED IF

PAYMENT IS TO BE MADE TO THE HOLDER AT ITS ADDRESS OF RECORD

WIRE TRANSFER INSTRUCTIONS

To be completed ONLY if a wire transfer(s) for the Consent Fee is (are) to be sent.

(Please Print)

Bank Name:

City, State:

ABA or Bank Number:

Swift Code:

Account Name:

Account Number:

Re:

PLEASE COMPLETE AND SIGN BELOW

IMPORTANT—READ CAREFULLY

In respect of the Preferred HITS indicated in the table above under the caption “Description of the Preferred HITS as to Which Consents Are Given,” the undersigned hereby consents to the Proposed Amendments to the Declaration of Trust under which such Preferred HITS were issued, and to the execution and delivery of an Amendment to such Declaration of Trust thereby effecting the Proposed Amendments in respect of the undersigned’s Preferred HITS.

This Letter of Consent must be executed in the name of the Holder in exactly the same manner as the name of such Holder appears in the appropriate books and records of the applicable Trust as of the Record Date. An authorized DTC Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Preferred HITS to which a Consent relates are held by two or more joint Holders, all such Holders must sign the Letter of Consent. If the Letter of Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to Bank of America of such person’s authority to so act. If the Letter of Consent is executed by a person other than the registered Holder, then such person must have been duly authorized by proxy that accompanies this Letter of Consent.

SIGN HERE

Signature(s) of Holder

Date:

Name(s):

(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

PLEASE COMPLETE IRS FORM W-9

OR APPLICABLE IRS FORM W-8, AS APPROPRIATE

INSTRUCTIONS

(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent. A Holder desiring to Consent in respect of such Holder’s Preferred HITS to the Proposed Amendments to the applicable Declaration of Trust should complete and sign this Letter of Consent (or a facsimile thereof) in accordance with the instructions set forth in the Consent Documents and deliver such manually signed Letter of Consent (or a manually signed facsimile thereof), by registered or certified mail, hand delivery, overnight courier or facsimile (confirmed by telephone), to the Information and Tabulation Agent at its address or facsimile number set forth on the front and back cover of this Letter of Consent on or prior to the Expiration Date. The method of delivery of a Letter of Consent and all other required documents to the Information and Tabulation Agent is at the risk of the Holder, and delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent should be sent to any person other than the Information and Tabulation Agent. Notwithstanding the foregoing, Bank of America reserves the right (but is not obligated) to accept any Consent received by us or any other party by any other reasonable means or in any form that reasonably evidences the giving of Consent to the Proposed Amendments.

All Holders, by execution of this Letter of Consent or a facsimile hereof, waive any right to receive any notice of the acceptance of their Preferred HITS for Consent.

2. Expiration Date. The Consent Solicitation in respect of the Preferred HITS of a particular Trust expires at 5:00 p.m. New York City time, on December 7, 2011, unless Bank of America, in its sole discretion, extends the period during which such Consent Solicitation is open. In order to extend the Expiration Date, Bank of America will make a public announcement thereof. Bank of America may extend the Expiration Date for the Consent Solicitation in respect of the Preferred HITS of one Trust without extending the Expiration Date for the Consent Solicitation in respect of the Preferred HITS of the other Trust.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent procedures and Letters of Consent will be determined by us in our sole discretion, which determination will be conclusive and binding. We reserve the right to reject any or all Letters of Consent that are not in proper form or the acceptance of which, in our opinion or the opinion of our counsel, could be unlawful. We also reserve the right to waive any defects or irregularities in connection with deliveries of particular Letters of Consent. Unless waived, any defects or irregularities in connection with deliveries of Letters of Consent must be cured within such time as we determine. Neither we nor any of our affiliates, the Solicitation Agent, the Information and Tabulation Agent or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to identify any such defect or irregularity or to give such notification. Deliveries of Letters of Consent will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretation of the terms and conditions of the Consent Solicitation by us shall be conclusive and binding.

4. Holders Entitled to Consent. Only Holders of the Preferred HITS of a particular Trust as of the Record Date, or their duly designated proxies, are eligible to Consent to the Proposed Amendments to the Declaration of Trust governing such Trust. Beneficial owners whose Preferred HITS are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee, as the Holder of such Preferred HITS, if they desire to deliver Letters of Consent with respect to the Preferred HITS so registered and instruct the nominee to complete, execute and deliver this Letter of Consent on the beneficial owner’s behalf on or prior to the Expiration Date. A beneficial owner of an interest in the Preferred HITS held in the account of a DTC Participant who wishes to deliver a Consent must properly instruct such DTC Participant to cause this Letter of Consent to be validly completed, executed and delivered on behalf of such beneficial owner.

Each properly completed and executed and validly delivered Letter of Consent will be counted notwithstanding any sale or transfer of the Preferred HITS to which such Consent relates after the Record Date, unless the applicable Holder has complied with the procedure for revoking Consents as described herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent. This Letter of Consent must be executed in the name of the Holder in exactly the same manner as the name of such Holder appears in the appropriate records of the applicable Trust as of the Record Date. If this Letter of Consent is signed by a DTC Participant whose name is shown on a security position listing as the Holder of the Preferred HITS to which this Letter of Consent relates, the signature must correspond with the name shown on the security position listing as the owner of such Preferred HITS.

If any of the Preferred HITS with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent. If any Preferred HITS with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders. If this Letter of Consent is signed by trustees, executors, administrators, guardians, duly designated proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by Bank of America, submit evidence satisfactory to Bank of America of their authority to so act along with this Letter of Consent.

6. Revocation of Consent. A Holder who has delivered a Letter of Consent on or prior to the Expiration Date may revoke such Letter of Consent by delivering to the Information and Tabulation Agent a written notice of revocation in accordance with the following procedures on or prior to the Expiration Date. In order to be effective, a notice of revocation of a Letter of Consent must (i) contain the name of the person who delivered the Letter of Consent and the Preferred HITS to which it relates and the aggregate liquidation amount of the Preferred HITS represented by such revocation, (ii) state that the Holder revokes the Letter of Consent with respect to such Preferred HITS, (iii) be signed by the Holder in the same manner as the original signature on the Letter of Consent and (iv) be received on or prior to the Expiration Date by the Information and Tabulation Agent at its address set forth on the front and back cover hereof and on the Letter of Consent. A purported notice of revocation that lacks any of the required information, that is dispatched to an improper address, or that is delivered after the Expiration Date, will not be effective to revoke a Letter of Consent previously given. A revocation of a Letter of Consent can only be accomplished in accordance with the foregoing procedures. No Holder may revoke a Letter of Consent after the Expiration Date.

The transfer of the Preferred HITS after the Record Date will not have the effect of revoking any Consent theretofore validly given by a Holder of such Preferred HITS or duly designated proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Preferred HITS to which such consent relates, unless the procedure for revoking consents described above has been followed.

All questions as to the form and validity (including time of receipt) of any delivery or revocation of a Letter of Consent will be determined by us, in our sole discretion, which determination shall be final and binding. None of Bank of America, the Information and Tabulation Agent or any other person will be under any duty to give notification of any defects or irregularities in any delivery or revocation of a Letter of Consent or incur any liability for failure to identify any such defect or irregularity or to give any such notification

7. Waiver of Conditions; Amendment of Terms; Termination. Bank of America, subject to applicable law, expressly reserves the absolute right, in its sole discretion, to amend or waive any of the terms or conditions to the Consent Solicitation in respect of the Preferred HITS of a particular Trust, including the Preferred HITS to which this Letter of Consent relates, in whole or in part, at any time and from time to time, or to terminate such Consent Solicitation as described in the Consent Solicitation Statement.

8. Requests for Assistance or Additional Copies. Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Letter of Consent or the Consent Solicitation Statement and other related documents should be directed to the Information and Tabulation Agent at its address and telephone numbers set forth on the back cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

9. Transfer Taxes. The Company will not pay or cause to be paid any transfer taxes with respect to the Consent Solicitation.

12. Withholding Tax; Internal Revenue Service Forms. To avoid the application of 28% backup withholding on any payments made to Consenting Holders (or other payees), each Consenting Holder (or other payee) should complete and provide to the Information and Tabulation Agent Internal Revenue Service (“IRS”) Form W-9, in the case of a Holder that is a U.S. Person (as defined below) (a “U.S. Holder”), or an IRS Form W- 8BEN or other appropriate IRS Form W-8, in the case of a Holder that is not a U.S. Person (a “Non-U.S. Holder”). For purposes of IRS Form W-9, a U.S. Person is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation or association created or organized in the United States or under the laws of the United States, or any political subdivision thereof, an estate the income of which is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court is able to exercise primary supervision over the trust and U.S. Persons have authority to control all substantial decisions of the trust. U.S. Holders may obtain an IRS Form W-9 and instructions from the Information and Tabulation Agent or from the IRS’s website (http://www.irs.gov).

Each U.S. Holder, when completing an IRS Form W-9, is required to provide the U.S. Holder’s correct taxpayer identification number (“TIN”) (generally the U.S. Holder’s Social Security or Employer Identification Number), along with certain other information, and to certify under penalties of perjury that the U.S. Holder is a U.S. Person, that such TIN is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is not subject to backup withholding. Alternatively, a U.S. Holder can prevent backup withholding by providing a basis for exemption from backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption from the obligation to provide such information may subject the tendering U.S. Holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds paid pursuant to the Consent Solicitation Statement. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS.

Non-U.S. Holders should not complete IRS Form W-9. Instead, each Non-U.S. Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of Non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires a Non-U.S. Holder to provide such Non-U.S. Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Non-U.S. Holder is not a U.S. Person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the Information or Tabulation Agent or from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed Form W-9 or IRS Form W-8 may result in the application of U.S. backup withholding.

A Consent Fee paid to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder provides a properly executed IRS Form W-8BEN claiming a reduction of or exemption from such withholding tax under the “business profits,” “other income” or similar article of a U.S. income tax treaty or provides a properly executed IRS Form W-8ECI claiming that the Consent Fee is effectively connected with the conduct of a trade or business in the United States. In addition, payments attributable to accrued but unpaid stated interest made to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder provides proper certification on an applicable IRS Form W-8. Please see “Certain U.S. Federal Income Tax Consequences” in the accompanying Consent Solicitation Statement.

Treasury Department Circular 230 Disclosure: Any discussion of tax issues set forth in this Letter of Consent was written in connection with the promotion and marketing of the transactions described in this Letter of Consent. Such discussion was not intended or written to be used, and it cannot be used, by any person for the purpose of avoiding any tax penalties that may be imposed on such person. Each Holder should seek advice based on its particular circumstances from an independent tax adviser.

APPENDIX B

FORM OF

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

BAC CAPITAL TRUST [XIII][XIV]

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED DECLARATION OF TRUST, dated and effective as of [•], 2011 (this “Amendment”), is entered into among (i) Bank of America Corporation, a Delaware corporation (including any successors or assigns, the “Sponsor”) and (ii) Angela C. Jones, Timothy L. Pratt and Leonor Suarez (and their respective successors), each an individual, whose addresses are c/o Bank of America Corporation, 100 North Tryon Street, Charlotte, North Carolina, 28255, Attention: Corporate Treasury (each, a “Regular Trustee,” and collectively, the “Regular Trustees”), pursuant to Section 12.2(b) of the Amended and Restated Declaration of Trust, dated February 16, 2007, of BAC Capital Trust [XIII][XIV].

RECITAL OF THE SPONSOR

WHEREAS, the Trustees have heretofore duly declared and established a statutory trust (the “Trust”), pursuant to the Delaware Statutory Trust Act by entering into that certain Declaration of Trust, dated May 3, 2006 (the “Original Declaration of Trust”), as amended and restated by that certain Amended and Restated Declaration of Trust, dated February 16, 2007 (the Original Declaration of Trust, as so amended and restated, the “Declaration”), and by the execution and filing with the Secretary of State of the State of Delaware of the Certificate of Trust attached to the Declaration as Exhibit A (the “Certificate of Trust”);

WHEREAS, the Regular Trustees, the Sponsor (as the Holder of all of the Common Securities) and the Holders representing at least a Majority in Liquidation Amount of the Outstanding HITS of each Affected Class have affirmatively consented to this Amendment in accordance with Section 12.2(b) of the Declaration and the Regular Trustees have received and accepted the Opinion of Counsel contemplated thereby.

NOW, THEREFORE, for and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Declaration is hereby amended as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions.

Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings assigned thereto in the Declaration.

ARTICLE II

AMENDMENTS TO THE DECLARATION

Section 2.1 Amendment of Section 1.1 of the Declaration.

Section 1.1 of the Declaration is hereby amended as follows:

(a) The current definition of “Corresponding Assets” is deleted in its entirety and replaced with the following:

““Corresponding Assets” means, with respect to each $1,000 Liquidation Amount of Trust Securities:

(a) in the case of Preferred HITS and Common Securities, (i) from the Time of Delivery to but not including the Remarketing Settlement Date for a Successful Remarketing, $1,000 principal amount of Pledged Notes and a Pro Rata Interest in a Stock Purchase Contract, (ii) from and including the Remarketing Settlement Date for a Successful Remarketing to but not including the Stock Purchase Date, the Bank of America Deposit made with the net proceeds of each $1,000 principal amount of Pledged Notes sold in such Successful Remarketing on such Remarketing Settlement Date and a Pro Rata Interest in a Stock Purchase Contract, and (iii) from and including the Stock Purchase Date and thereafter for so long as Preferred HITS are outstanding, 1/100th of a share of Preferred Stock;

(b) in the case of Treasury HITS, (i) from the date of issuance for each Treasury HITS to but not including the Stock Purchase Date, $1,000 principal amount of Pledged Treasury Securities and a Pro Rata Interest in a Stock Purchase Contract, and (ii) from and including the Stock Purchase Date and thereafter for so long as Treasury HITS are outstanding, 1/100th of a share of Preferred Stock, subject to Section 4.8; and

(c) in the case of Corporate HITS, from the date of issuance for each Corporate HITS, $1,000 principal amount of Notes, subject to Section 5.14.”

(b) The current definition of “Deferred Contract Payment Amount” is deleted in its entirety and replaced with the following:

““Deferred Contract Payment Amount” means, at any time for each $100,000 stated amount of Stock Purchase Contracts, the amount of the Contract Payments accrued on such stated amount that has been deferred and not paid by reason of the Sponsor’s exercise of its right to defer payment of Contract Payments pursuant to Section 2.7 of the Stock Purchase Contract Agreement (including a comparable amount in respect of any Contract Payments deferred in respect of Fractional Contracts (as defined in the Stock Purchase Contract Agreement)), together with interest accrued on such amount in accordance with the terms of the Stock Purchase Contract Agreement.”

(c) The current definition of “Like Amount” is deleted in its entirety and replaced with the following:

““Like Amount” means:

(a) with respect to a distribution of Notes to Holders of Preferred HITS, Corporate HITS or Common Securities in connection with a dissolution or liquidation of the Trust or a redemption in kind of Corporate HITS pursuant to Section 4.2(c), Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed;

(b) with respect to a distribution of Notes to a Third Party Agent or the Sponsor in connection with an early retirement of Preferred HITS or Common Securities pursuant to Section 4.9, Notes having a principal amount equal to the Liquidation Amount of the applicable Subject Preferred HITS or Subject Common Securities, as the case may be;

(c) with respect to a distribution of Stock Purchase Contracts to a Third Party Agent or the Sponsor in connection with an early retirement of Preferred HITS or Common Securities pursuant to Section 4.9, the number of Stock Purchase Contracts equal to the number of Subject Stock Purchase Contracts (as defined in the Stock Purchase Contract Agreement);

(d) with respect to a distribution of Pledged Treasury Securities to Holders of Treasury HITS in connection with a dissolution or liquidation of the Trust, Pledged Treasury Securities having a principal amount equal to the Liquidation Amount of the Treasury HITS to whom such Pledged Treasury Securities are distributed;

(e) with respect to a distribution of Preferred Stock or fractional interests in Preferred Stock to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Preferred Stock or a fractional interest in a share of Preferred Stock (which may be effected by the Trust through the creation of depositary shares) having a liquidation preference equal to the Liquidation Amount of the Trust Securities of the Holder to whom such shares of Preferred Stock or a fractional interest in a share of Preferred Stock (including through a depositary share) are distributed;

(f) with respect to a redemption of Preferred Stock, 1/100th of a share of Preferred Stock for each Preferred HITS or Common Security;

(g) with respect to an Exchange of Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS pursuant to Section 5.13(b), a number of Treasury HITS and a number of Corporate HITS in each case equal to the number of Preferred HITS included in such Exchange (e.g., if 1,000 Preferred HITS are being Exchanged, the Holder will receive 1,000 Treasury HITS and 1,000 Corporate HITS in accordance with and subject to Section 5.13);

(h) with respect to an Exchange of Treasury HITS and Corporate HITS for Preferred HITS and Qualifying Treasury Securities, a number of Preferred HITS equal to the number of Treasury HITS and the number of Corporate HITS being Exchanged (e.g., if 1,000 Treasury HITS and 1,000 Corporate HITS are being Exchanged, the Holder will receive upon the Exchange 1,000 Preferred HITS together with $1,000,000 principal amount of Qualifying Treasury Securities released from the Pledge, in accordance with and subject to Section 5.13(e));

(i) with respect to Notes (including Pledged Notes as applicable) being deposited or delivered in connection with an Exchange, Notes having a principal amount equal to $1,000 for each Preferred HITS involved in the Exchange;

(j) with respect to Section 5.16(c), $1,000 principal amount of Notes for each $1,000 Liquidation Amount of HITS of each Affected Class; and

(k) with respect to Section 5.16(d), 1/100th of a Stock Purchase Contract with a stated amount of $100,000 for each $1,000 Liquidation Amount of HITS of the Affected Classes (or a comparable interest in the case of a Fractional Contract).”

(d) The current definition of “Notes” is deleted in its entirety and replaced with the following:

““Notes” means the $[700,100,000][850,100,000] initial aggregate principal amount of the Sponsor’s Remarketable Junior Subordinated Notes due 2043 issued pursuant to the Indenture, or such lesser aggregate principal amount as shall remain outstanding from time to time.”

(e) The following definition of “Pro Rata Interest in a Stock Purchase Contract” is added:

““Pro Rata Interest in a Stock Purchase Contract” means, with respect to each $1,000 Liquidation Amount of Trust Securities, an interest in a Stock Purchase Contract representing the right to acquire a 1/100th interest in a share of Preferred Stock, together with such other rights, privileges, obligations and responsibilities associated with such Stock Purchase Contract (including the right to receive Contract Payments), in each case, on the terms and conditions set forth in such Stock Purchase Contract.”

(f) The following definition of “Sponsor Affiliated Owner” is added:

““Sponsor Affiliated Owner” means the Sponsor, its Affiliates or any other Person designated by the Sponsor.”

(g) The current definition of “Stock Purchase Contract Agreement” is deleted in its entirety and replaced with the following:

““Stock Purchase Contract Agreement” means the Stock Purchase Contract Agreement, dated as of the date hereof, between the Sponsor and the Property Trustee (acting on behalf of the Trust), as the same may be amended from time to time.”

(h) The current definition of “Trust Property” is deleted in its entirety and replaced with the following:

““Trust Property” means (a) the Notes for so long as they are owned by the Trust in accordance with this Declaration, (b) the Stock Purchase Contracts for so long as they are owned by the Trust in accordance with this Declaration, (c) the Preferred Stock once acquired by the Trust pursuant to the Stock Purchase Contracts, (d) treasury securities (that are required to be Qualifying Treasury Securities when delivered) delivered to the Property Trustee (or the Collateral Agent) pursuant to Section 5.13 or Section 5.14, (e) the rights of the Trust under the Transaction Agreements, and (f) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Trust or the Property Trustee on behalf of the Trust pursuant to the Declaration.”

(i) The following definition of “Third-Party Agent” is added:

““Third-Party Agent” has the meaning specified in Section 4.9.”

(j) The following definition of “Subject Common Securities” is added:

““Subject Common Securities” has the meaning specified in Section 4.9.”

(k) The following definition of “Subject Preferred HITS” is added:

““Subject Preferred HITS” has the meaning specified in Section 4.9.”

(l) The following definition of “Sponsor Affiliated Preferred HITS” is added:

““Sponsor Affiliated Preferred HITS” has the meaning specified in Section 4.9.”

(m) The following definition of “Retirement Date” is added:

““Retirement Date” has the meaning specified in Section 4.9.”

(n) The following definition of “Retirement Notice” is added:

““Retirement Notice” has the meaning specified in Section 4.9.”

Section 2.2 Amendment of Section 2.4(c) of the Declaration.

The current Section 2.4(c) of the Declaration is deleted in its entirety and replaced with the following:

“(c) In order to give effect to (i) Exchanges as provided in Section 5.13 or (ii) the retirement of Preferred HITS as provided in Section 4.9, the Securities Registrar may endorse Book-Entry HITS Certificates to reduce or increase the number of Preferred HITS, Treasury HITS or Corporate HITS evidenced by each such Book-Entry HITS Certificate, provided that no such endorsement shall result in a Book-Entry HITS Certificate evidencing a number of Preferred HITS, Treasury HITS or Corporate HITS exceeding the maximum number set forth on the face of such Certificate.”

Section 2.3 Amendment of Section 2.7(a)(i) of the Declaration.

A new clause (M) is hereby added to Section 2.7(a)(i) of the Declaration as follows:

“(M) the taking of any action in connection with the retirement of Preferred HITS or Common Securities in accordance with Section 4.9 of this Declaration.”

Section 2.4 Amendment of Section 2.7(a)(ii) of the Declaration.

A new clause (Q) is hereby added to Section 2.7(a)(ii) of the Declaration as follows:

“(Q) the taking of any action in connection with the retirement of Preferred HITS or Common Securities in accordance with Section 4.9 of this Declaration.”

Section 2.5 Amendment of Article IV of the Declaration.

A new Section 4.9 is hereby added to Article IV of the Declaration as follows:

“Section 4.9 Retirement of Certain Preferred HITS and Common Securities.

(a) If at any time a Sponsor Affiliated Owner acquires or becomes obligated to acquire Preferred HITS pursuant to contract, a negotiated transfer or any other transaction (such Preferred HITS, the “Sponsor Affiliated Preferred HITS”), the Sponsor shall have the right to submit a notice (the “Retirement Notice”) to the Property Trustee and the Securities Registrar electing to retire all or a portion of such Sponsor Affiliated Preferred HITS (the “Subject Preferred HITS”) through the exchange of such Subject Preferred HITS for a Like Amount of Notes and Stock Purchase Contracts. The Retirement Notice (i) shall specify the Liquidation Amount of the Subject Preferred HITS with respect to which such election is being made and the date on which the proposed retirement is to occur (the “Retirement Date”) (which, without the consent of the Property Trustee and the Securities Registrar, shall not be less than 3 Business Days following the date that such Retirement Notice is so submitted), provided that such Retirement Date shall not be a date within the period beginning with the record date for a Distribution and ending with the applicable Distribution Date for such Distribution, (ii) shall be conditioned upon the applicable Sponsor Affiliated Owner having delivered or caused to be delivered to the Securities Registrar or its designee the Subject Preferred HITS by 12:00 noon, New York City time, on the Retirement Date through the Clearing Agency and (iii) shall designate the Third-Party Agent (as defined below). Upon the delivery of the Subject Preferred HITS to the Securities Registrar or its designee on the Retirement Date, the Securities Registrar will provide written notice thereof to the Property Trustee and the Collateral Agent and the Collateral Agent shall release Pledged Notes of a Like Amount from the Pledge and deliver them to the Property Trustee who shall distribute a Like Amount of Notes and Stock Purchase Contracts to the Sponsor Affiliated Owner designated by the Sponsor in the Retirement Notice (the “Third-Party Agent”) in the manner directed by the Sponsor to the Property Trustee in writing. Following the exchange of Subject Preferred HITS for a Like Amount of Notes and Stock Purchase Contracts, the Securities Registrar shall cancel the Subject Preferred HITS and such Subject Preferred HITS will no longer be Outstanding for any purpose and all rights of the Holder or its Affiliate(s) with respect to such Subject Preferred HITS will cease, including, but not limited to, any rights with respect to accumulated but unpaid Distributions.

(b) In the event the Sponsor elects to retire Subject Preferred HITS pursuant to Section 4.9(a), the Trust will, upon the prior written request of the Sponsor, on the Retirement Date for such Subject Preferred HITS, retire the Liquidation Amount of Outstanding Common Securities held by the Sponsor equal to the product of (i) the total number of Common Securities held by the Sponsor immediately prior to such retirement and (ii) the quotient of the aggregate Liquidation Amount of the applicable Subject Preferred HITS and the aggregate Liquidation Amount of all Preferred HITS Outstanding immediately prior to such retirement, with such product being rounded to the nearest $1,000 (where rounding is applicable) (the “Subject Common Securities”), through the exchange of such Subject Common Securities for a Like Amount of Notes and Stock Purchase Contracts; provided, that the Sponsor delivers or causes to be delivered to the Securities Registrar or its designee the Subject Common Securities by 12:00 noon, New York City time, on such Retirement Date. Upon the delivery of the Subject Common Securities to the Securities Registrar or its designee on the Retirement Date, the Securities Registrar will provide written notice thereof to the Property Trustee and the Collateral Agent and the Collateral Agent shall release Pledged Notes of a Like Amount from the Pledge and deliver them to the Property Trustee who shall distribute a Like Amount of Notes and Stock Purchase Contracts to the Sponsor in the manner directed by the Sponsor to the Property Trustee in writing. Following the exchange of Subject Common Securities for a Like Amount of Notes and Stock Purchase Contracts, the Securities Registrar shall cancel the Subject Common Securities and such Subject Common Securities will no longer be Outstanding for any purpose and all rights of the Sponsor with respect to such Subject Common Securities will cease, including, but not limited to, any rights with respect to accumulated but unpaid Distributions.

(c) Notwithstanding anything else in this Declaration to the contrary, in order to effectuate the exchanges contemplated by this Section 4.9, the Trust is hereby authorized to execute, deliver and perform, and the Sponsor, the Securities Registrar, the Property Trustee or any Regular Trustee on behalf of the Trust, acting singly or collectively, is hereby authorized to execute and deliver on behalf of the Trust, exchange agreements, cancellation letters, and any and all other documents, agreements, or certificates contemplated by or related to the exchanges, retirements and cancellations and other matters made or contemplated pursuant to this Section 4.9, including any amendments to any of the Transaction Documents, in each case without further vote or approval of any other Person.”

Section 2.6 Amendment of Section 5.10 of the Declaration.

The current Section 5.10 of the Declaration is deleted in its entirety and replaced with the following:

“(a) At the Time of Delivery, the Sponsor shall acquire beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Sponsor into another Person, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person pursuant to Section 10.01 of the Base Indenture, any attempted transfer of the Common Securities other than to a direct or indirect subsidiary of the Sponsor or pursuant to Section 4.9 shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend consistent with this Section 5.10.

(b) A Common Securities Certificate representing the Common Securities Outstanding from time to time shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.”

Section 2.7 Amendment of Section 5.11(b) of the Declaration.

The current Section 5.11(b) of the Declaration is deleted in its entirety and replaced with the following:

“(b) Any Book-Entry HITS Certificate shall represent such number of the Outstanding HITS of the applicable Class as shall be specified therein and may provide that it shall represent the aggregate number of Outstanding HITS of the applicable Class from time to time endorsed thereon and that the aggregate number of Outstanding HITS of the applicable Class represented thereby may from time to time be reduced or increased, as appropriate, to reflect transfers, redemptions, exchanges (including the Exchanges pursuant to Section 5.13) or cancellations (pursuant to Section 4.9). Any endorsement of a Book-Entry HITS Certificate to reflect the number, or any increase or decrease in the number, of Outstanding HITS of the applicable Class represented thereby shall be made by the Securities Registrar (i) in such a manner and upon instructions given by such Person or Persons as shall be specified in such HITS of the applicable Class or in a Sponsor order to be delivered to the Securities Registrar pursuant to Section 5.3 or (ii) otherwise in accordance with written instructions or such other written form or instructions as is customary for the Clearing Agency for such HITS, from such Clearing Agency or its nominee on behalf of any Person having a beneficial interest in such Book-Entry HITS Certificate. Subject to the provisions of Section 5.4, the Securities Registrar shall deliver and redeliver any Book-Entry HITS Certificate in the manner and upon instructions given by the Person or Persons specified in such Book-Entry HITS Certificate or in the applicable Sponsor order (and a Regular Trustee shall execute such Book-Entry HITS Certificate as shall be necessary in order to give effect to the foregoing).”

Section 2.8 Amendment of Section 6.1(c) of the Declaration.

The current Section 6.1(c) of the Declaration is deleted in its entirety and replaced with the following:

“(c) For so long as any Stock Purchase Contracts are outstanding, the Trustees may consent to any amendment to or modification of the Stock Purchase Contract Agreement or the Collateral Agreement, without having obtained the prior approval of the Holders of any HITS to such amendment or modification, for the purposes of (i) evidencing the succession of another person to the Trust’s or the Property Trustee’s obligations thereunder, (ii) adding to the covenants therein for the benefit of the Trust or the Property Trustee or to surrender any of the Sponsor’s rights or powers thereunder, (iii) evidencing and providing for the acceptance of appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary under the Collateral Agreement, (iv) curing any ambiguity, or correcting or supplementing any provisions that may be inconsistent, (v) conforming the terms of the Stock Purchase Contract Agreement or the Collateral Agreement, to the descriptions thereof in the Prospectus, (vi) retiring HITS held by a Sponsor Affiliated Owner or HITS with respect to which a Sponsor Affiliated Owner has an obligation to purchase or retiring Common Securities pursuant to Section 4.9, or (vii) making any other provisions with respect to such matters or questions, provided that such action pursuant to clauses (iv) and (vii) shall not adversely affect the interest of the Holders of HITS of any Class in any material respect. The Trustees may, with the consent of the Holders of not less than a Majority in Liquidation Amount of the Preferred HITS and Treasury HITS then Outstanding, considered together as a single Class, agree to any other amendment to or modification of the Stock Purchase Contract Agreement or the Collateral Agreement, except that, without obtaining the prior written consent of each Holder of Preferred HITS and Treasury HITS then Outstanding, the Trustees may not agree to any amendment or modification (other than an amendment or modification for the purpose of retiring HITS held by a Sponsor Affiliated Owner or HITS with respect to which a Sponsor Affiliated Owner has an obligation to purchase, or retiring Common Securities pursuant to Section 4.9) that would (A) change any payment dates for Contract Payments, (B) change the amount or type of Pledged Notes or Pledged Treasury Securities required to be pledged under the Collateral Agreement, impair the right of the Property Trustee (on behalf of the Trust) to receive distributions on Pledged Notes or Pledged Treasury Securities or otherwise adversely affect the Trust’s rights in or to the Pledged Notes or Pledged Treasury Securities, (C) change the place or currency or reduce any Contract Payments, (D) impair the Property Trustee’s right (or any Holder’s right pursuant to Section 5.16(d)) to institute suit for the enforcement of the Stock Purchase Contracts or payment of any Contract Payments, or (E) reduce the number of shares of Preferred Stock purchasable under the Stock Purchase Contracts, increase the price to purchase Preferred Stock upon settlement of the Stock Purchase Contracts, change the Stock Purchase Date or otherwise adversely affect the Trust’s rights under the Stock Purchase Contracts.”

Section 2.9 Amendment of Section 12.2(a) of the Declaration.

The current Section 12.2(a) of the Declaration is deleted in its entirety and replaced with the following:

“(a) This Declaration may be amended from time to time by the Regular Trustees and the Holders of all of the Common Securities, without the consent of any Holder of HITS, the Property Trustee or the Delaware Trustee (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or classified as a partnership for U.S. federal income tax purposes at all times that any Trust Securities are outstanding, to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act or to ensure the treatment of the HITS as Tier 1 regulatory capital under the prevailing Federal Reserve rules and regulations, (iii) to provide that HITS Certificates may be executed by a Regular Trustee by facsimile signature instead of manual signature, in which case such amendment(s) shall also provide for the appointment by the Sponsor of an authentication agent, the fees and expenses of which will be paid by the Sponsor, a form of authentication certificate, and provisions to the effect that HITS Certificates that have been executed by a Regular Trustee by facsimile signature shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose unless the certificate of authentication thereon has been executed by the authentication agent by manual signature, (iv) to conform the terms of this Declaration to the description of this Declaration and the Trust Securities in the Prospectus, or (v) to provide for the retirement of HITS held by a Sponsor Affiliated Owner or HITS with respect to which a Sponsor Affiliated Owner has an obligation to purchase or the retirement of Common Securities pursuant to Section 4.9; provided, however, that in the case of either clause (i) or (ii), such action shall not adversely affect in any material respect the interests of any Holder, the Property Trustee or the Delaware Trustee; provided, further, that in the case of clause (iv), the Sponsor shall deliver to the Property Trustee an Officers’ Certificate and an Opinion of Counsel (who may be counsel to the Sponsor or the Trust), in each case confirming that such amendment has the effect of conforming the terms of this Declaration to the descriptions of this Declaration and the Trust Securities in the Prospectus. Any such amendment shall become effective when notice is given to the Property Trustee and the Holders of the HITS.”

ARTICLE III

MISCELLANEOUS

Section 3.1 Separability Clause.

In case any provision in the Declaration, as amended by this Amendment, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.2 Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles).

Section 3.3 Successors and Assigns.

All covenants and agreements in the Declaration, as amended by this Amendment, by each party thereto shall bind its successors and assigns, whether so expressed or not.

Section 3.4 Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.5 Trust Indenture Act; Conflict with Trust Indenture Act.

If any provision of the Declaration, as amended by this Amendment, limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern the Declaration, as amended by this Amendment, the latter provision shall control. If any provision of the Declaration, as amended by this Amendment, modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to the Declaration, as amended by this Amendment, as so modified or to be excluded, as the case may be.

* * * *

This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the day and year first above written.

BANK OF AMERICA CORPORATION, as Sponsor and Holder of all of the Common Securities

By:
	Name:	Angela C. Jones
	Title:	Senior Vice President

Angela C. Jones, as Regular Trustee

Timothy L. Pratt, as Regular Trustee

Leonor Suarez, as Regular Trustee

[SIGNATURE PAGE TO BAC CAPITAL TRUST [XIII][XIV]

FORM OF AMENDMENT NO. 1 TO AMENDED AND RESTATED

DECLARATION OF TRUST]

Questions and requests for assistance or additional copies of this Consent Solicitation Statement or Letter of Consent may be directed to the Information and Tabulation Agent at its address and telephone numbers listed below.

The Information and Tabulation Agent for the Consent Solicitation is:

D.F. King & Co., Inc.

Facsimile Transmissions:

(For Eligible Institutions Only):

(212) 809-8838

Confirmation:

(212) 493-6996

Attn: Elton Bagley

By Registered or Certified Mail, Hand or Overnight Delivery:

48 Wall Street, 22nd Floor

New York, New York 10005

Attention: Elton Bagley

Banks and Brokers call: (212) 269-5550

All others call Toll Free: (800) 549-6746

Email: bofa@dfking.com

The Solicitation Agent for the Consent Solicitation is:

BofA Merrill Lynch

Attention: Liability Management

214 North Tryon Street

Charlotte, North Carolina 28255

Toll Free: (888) 292-0070

Collect: (980) 388-3646